UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021
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Dynatronics Corporation
(Exact name of registrant as specified in its charter)

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Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)
(801) 568-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Effective October 6, 2021, Dynatronics Corporation (the “Company”) provided notice of termination for its Master Service Agreement (“Agreement”) with Millstone Medical Outsourcing, LLC (“Millstone”) under which Millstone provided fulfillment and distribution services. The Company will exit Millstone’s facility by December 31, 2021, after which, the Agreement will be terminated. The Company agreed to pay Millstone the contractual monthly fees up through December, 2021.

Management believes this action is consistent with the Company’s objective of improving gross margins and profitability following the completion of previously announced strategic actions to optimize the business by eliminating approximately 1,600 SKUs of low-margin, third-party distributed products.

The foregoing summary of the terms and conditions of the Agreement is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2021.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,”  “objective,”  “believe,” and “anticipate” and include, for example, any statement made regarding the Company’s future results. Actual results may differ materially as a result of various risks and uncertainties, including circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current business initiatives, including the outsourcing of manufacturing and assembly functions and any related reduction in workforce; and those other risks and uncertainties expressed in the cautionary statements and risk factors in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company may not be able to predict and may have little or no control over many factors or events that may influence its future results and, except as required by law, shall have no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2021	DYNATRONICS CORPORATION

	By:	/s/John Krier
	Name:	John Krier
	Title:	President and Chief Executive Officer